EXHIBIT 13.1

CERTIFICATION OF JAMES DEVONSHIRE

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CDG Investments Inc. (the “Company”) on Form 20-F for the year ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Devonshire, President, Chief Executive Officer and a Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ James Devonshire

James Devonshire,

Chief Executive Officer, President and Director